UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2019

QUANEX BUILDING PRODUCTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33913	26-1561397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1800 West Loop South, Suite 1500 Houston, Texas	77027
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 961-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The disclosure set forth below under Item 5.02 relating to certain agreements between Quanex Building Products Corporation (the “Company”) and each of Scott Zuehlke, Mark Livingston, and Paul Cornett, is incorporated into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Managerial Changes. On November 1, 2019, the Company announced the following managerial changes, each effective on November 1, 2019:

(a)         Mr. Scott Zuehlke has been promoted to the position of Senior Vice President – Chief Financial Officer and Treasurer;

(b)         Mr. Mark Livingston has been promoted to the position of Vice President – Chief Accounting Officer and Controller. In addition, the Board has designated Mr. Livingston as the Company’s principal accounting officer as defined by the Securities and Exchange Commission;

(c)         Mr. Paul Cornett has been promoted to the position of Senior Vice President – General Counsel and Secretary; and

(d)         The employment of Mr. Kevin P. Delaney, Senior Vice President – General Counsel and Secretary, was terminated without Cause (as such term is defined in Mr. Delaney’s Severance Agreement, the form of which is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.5 of Amendment No. 1 to the Company’s Registration Statement on Form 10 as filed on February 14, 2008). Mr. Delaney will receive severance benefits pursuant to the terms of such Severance Agreement, and is also eligible to receive his accrued retirement benefit under the Company’s Supplemental Employees Retirement Plan, filed as Exhibit 10.9 of Amendment No. 4 to the Registrant’s Registration Statement on Form 10, as filed with the SEC on March 17, 2008, and incorporated herein by reference. In addition, Mr. Delaney will be eligible to receive a cash payment under the Annual Incentive Award granted to him in December 2018 based on the Company’s performance in fiscal year 2019, to the extent such payout is awarded by the Board in the normal course at its December Board meeting after reviewing the Company’s 2019 financial results and calculating payouts due on all December 2018 Annual Incentive Awards, consistent with the Board’s standard practice.

Biographical Information and Compensatory Arrangements for New Officers

Scott M. Zuehlke, Senior Vice President – Chief Financial Officer and Treasurer. Mr. Zuehlke, age 43, joined the Company in 2016 as its Vice President – Investor Relations and Treasurer, and has also been serving as the Company’s interim Chief Financial Officer since June 2019. Prior to joining the Company, Mr. Zuehlke served as Vice President, Investor Relations for Halcón Resources from 2011 to 2016. In his role at Halcón, Mr. Zuehlke was responsible for leading and managing the investor relations function and acting as the primary contact to the investment community. Halcón is an independent energy company focused on the acquisition, production, exploration and development of onshore liquids-rich assets in the United States. Mr. Zuehlke holds a Bachelor of Business Administration from the University of Texas and a Master of Business Administration from the University of Houston.

In connection with Mr. Zuehlke’s appointment as Senior Vice President – Chief Financial Officer and Treasurer, the Company and Mr. Zuehlke entered into an offer letter agreement (the “Zuehlke Agreement”), effective as of November 1, 2019. The Zuehlke Agreement replaces that certain letter agreement between Mr. Zuehlke and the Company dated January 9, 2016, but all other arrangements and agreements between Mr. Zuehlke and the Company remain in place, as more fully set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on February 27, 2019.

Under the Zuehlke Agreement, the Company will provide an annual base salary of $330,000, with future Annual Incentive Award target values equal to 55% of base salary, and future Long Term Incentive award target values equal to $390,000. Mr. Zuehlke will receive other benefits to the same extent as he enjoyed prior to his promotion, or as may be provided to other Company employees and officers in accordance with Company policies then in effect, and subject to the terms and conditions of such benefit plans.

Mark A. Livingston, Vice President – Chief Accounting Officer and Controller. Mr. Livingston, age 56, joined the Company as its Vice President – Controller in February 2019. Prior to that time, Mr. Livingston served from 2015 to 2018 as Vice President, Chief Accounting Officer at Omega Protein Corporation, a producer of food ingredients, dietary supplements and animal feed that was publicly traded until it was taken private in December 2017. Prior to joining Omega, Mr. Livingston served as the Director of Financial Reporting from 2012 to 2015 at ION Geophysical Corporation, a geoscience company providing seismic services to the oil and gas industry. Mr. Livingston holds a Bachelor of Business Administration in Accounting from the University of Texas at Austin and is a Certified Public Accountant.

In connection with Mr. Livingston’s appointment as Vice President – Chief Accounting Officer and Controller, the Company and Mr. Livingston entered into an offer letter agreement (the “Livingston Agreement”) and an indemnity agreement (the “Livingston Indemnity Agreement”), each effective as of November 1, 2019.

Under the Livingston Agreement, the Company will provide an annual base salary of $240,000, with future Annual Incentive Award target values equal to 50% of base salary, and future Long Term Incentive award target values equal to $160,000. Mr. Livingston will receive other benefits to the same extent as he enjoyed prior to his promotion, or as may be provided to other Company employees and officers in accordance with Company policies then in effect and subject to the terms and conditions of such benefit plans.

A brief summary of the terms of the Livingston Indemnity Agreement can be found in the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Paul B. Cornett, Senior Vice President – General Counsel and Secretary. Mr. Cornett, age 42, has served as the Company’s Vice President – Deputy General Counsel since June 2018, and prior to that time served as the Company’s Deputy General Counsel from November 2017 to June 2018, as Associate General Counsel from August 2012 to November 2017, and as Assistant General Counsel from April 2008 to August 2012. Mr. Cornett originally joined Quanex Corporation, the Company’s predecessor, as a Staff Attorney in 2005, after beginning his legal career in 2003 as an Associate in the corporate group of international law firm Fulbright & Jaworski (now known as Norton Rose Fulbright). Mr. Cornett holds a Bachelor of Arts degree in History and Sociology from Rice University, and a Juris Doctor from the University of Chicago Law School.

In connection with Mr. Cornett’s appointment as Senior Vice President – General Counsel and Secretary, the Company and Mr. Cornett entered into an offer letter agreement (the “Cornett Agreement”) and an indemnity agreement (the “Cornett Indemnity Agreement”), each effective as of November 1, 2019.

Under the Cornett Agreement, the Company will provide an annual base salary of $310,000, with future Annual Incentive Award target values equal to 50% of base salary, and future Long Term Incentive award target values equal to $285,000. Mr. Cornett will receive other benefits to the same extent as he enjoyed prior to his promotion, or as may be provided to other Company employees and officers in accordance with Company policies then in effect and subject to the terms and conditions of such benefit plans.

A brief summary of the terms of the Cornett Indemnity Agreement can be found in the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

The foregoing discussion of compensatory arrangements for Messrs. Zuehlke, Livingston and Cornett is qualified in its entirety by reference to each of the following:

(i)	the Zuehlke Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference,

(ii)	the Livingston Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference;

(iii)	the Livingston Indemnity Agreement, the form of which was filed as Exhibit 10.2 of the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference;

(iv)	the Cornett Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference; and

(v)	the Cornett Indemnity Agreement, the form of which was filed as Exhibit 10.2 of the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 1, 2019, the Company issued a press release announcing the appointments of Messrs. Zuehlke, Livingston and Cornett to the various positions outlined in Item 5.02 above, and the departure of Mr. Delaney. The foregoing is qualified by reference to such Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Agreement between Quanex Building Products Corporation and Scott M. Zuehlke, effective November 1, 2019.

10.2*	Agreement between Quanex Building Products Corporation and Mark A. Livingston, effective November 1, 2019.

10.3	Indemnity Agreement between the Company and Mark A. Livingston, effective November 1, 2019, the form of which is filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

10.4*	Agreement between Quanex Building Products Corporation and Paul B. Cornett, effective November 1, 2019

10.5	Indemnity Agreement between the Company and Paul B. Cornett, effective November 1, 2019, the form of which is filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

99.1*	Press Release dated November 1, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION

Date: November 1, 2019	By:	/s/ Scott M. Zuehlke
Scott M. Zuehlke Senior Vice President – Chief Financial Officer and Treasurer